                                                        Exhibit 99.B(m)(1)(A)(i)

                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                                 WITH RESPECT TO

                               ING INVESTORS TRUST

                                DISTRIBUTION PLAN

PORTFOLIOS                                                        CLASS
----------                                                        -----
ING AIM Mid Cap Growth Portfolio                                Service 2
ING Alliance Mid Cap Growth Portfolio                           Service 2
ING Capital Guardian Managed Global Portfolio                   Service 2
ING Capital Guardian Small/Mid Cap Portfolio                    Service 2
ING Capital Guardian U.S. Equities Portfolio                    Service 2
ING Eagle Asset Capital Appreciation Portfolio                  Service 2
ING Evergreen Health Sciences Portfolio                         Service 2
ING Evergreen Omega Portfolio                                   Service 2
ING FMR(SM) Diversified Mid Cap Portfolio                       Service 2
ING FMR(SM) Earnings Growth Portfolio                           Service 2
ING FMR(SM) Small Cap Equity Portfolio                          Service 2
ING Global Real Estate Portfolio                                Service 2
ING Global Resources Portfolio                                  Service 2
ING Goldman Sachs Tollkeeper(SM) Portfolio                      Service 2
ING International Portfolio                                     Service 2
ING Janus Contrarian Portfolio                                  Service 2
ING JPMorgan Emerging Markets Equity Portfolio                  Service 2
ING JPMorgan Small Cap Equity Portfolio                         Service 2
ING JPMorgan Value Opportunities Portfolio                      Service 2
ING Julius Baer Foreign Portfolio                               Service 2
ING Legg Mason Value Portfolio                                  Service 2
ING LifeStyle Aggressive Growth Portfolio                       Service 2
ING LifeStyle Growth Portfolio                                  Service 2
ING LifeStyle Moderate Growth Portfolio                         Service 2
ING LifeStyle Moderate Portfolio                                Service 2
ING Limited Maturity Bond Portfolio                             Service 2
ING Liquid Assets Portfolio                                     Service 2
ING MarketPro Portfolio                                         Service 2
ING MarketStyle Growth Portfolio                                Service 2
ING MarketStyle Moderate Growth Portfolio                       Service 2
ING MarketStyle Moderate Portfolio                              Service 2
ING Marsico Growth Portfolio                                    Service 2
ING Marsico International Opportunities Portfolio               Service 2
ING Mercury Large Cap Growth Portfolio                          Service 2
ING Mercury Large Cap Value Portfolio                           Service 2

PORTFOLIOS                                                        CLASS
----------                                                        -----
ING MFS Mid Cap Growth Portfolio                                Service 2
ING MFS Total Return Portfolio                                  Service 2
ING MFS Utilities Portfolio                                     Service 2
ING Oppenheimer Main Street Portfolio(R)                        Service 2
ING PIMCO Core Bond Portfolio                                   Service 2
ING PIMCO High Yield Portfolio                                  Service 2
ING Pioneer Fund Portfolio                                      Service 2
ING Pioneer Mid Cap Value Portfolio                             Service 2
ING Salomon Brothers All Cap Portfolio                          Service 2
ING Salomon Brothers Investors Portfolio                        Service 2
ING T. Rowe Price Capital Appreciation Portfolio                Service 2
ING T. Rowe Price Equity Income Portfolio                       Service 2
ING UBS U.S. Allocation Portfolio                               Service 2
ING Van Kampen Equity Growth Portfolio                          Service 2
ING Van Kampen Global Franchise Portfolio                       Service 2
ING Van Kampen Growth and Income Portfolio                      Service 2
ING Van Kampen Real Estate Portfolio                            Service 2
ING VP Index Plus International Equity Portfolio                Service 2
ING Wells Fargo Mid Cap Disciplined Portfolio                   Service 2
ING Wells Fargo Small Cap Disciplined Portfolio                 Service 2

Effective Date: November 30, 2005